As filed with the Securities and Exchange Commission on April 28, 2010.

File No. 033-19605

File No. 811-03542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☒ Post-Effective Amendment No. 27

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18

MML Bay State Variable Life Separate Account I

(Exact Name of Registrant)

MML Bay State Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:                    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2010, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Plus (VLP), a Flexible Premium Variable Whole Life Insurance Policy*

Issued by MML Bay State Life Insurance Company

MML Bay State Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (the policy) issued by MML Bay State Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, MML Bay State Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. MML Bay State no longer offers this policy for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2010. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2010

*	Title may vary in some jurisdictions.

Variable Life Plus

MML Bay State Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the guaranteed principal account.

We will deliver to you copies of the current fund prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus as well as the current fund prospectuses or contact the MassMutual Customer Service Center to request copies.

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Global Securities Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

MML Bay State Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	21
Administrative Office	1
attained age	29
cash surrender value	27
division	5, 18
general investment account	18
good order	12
grace period	22
initial selected face amount	12
insurance risk	9
issue date	16
modified endowment contract (“MEC”)	6, 39
monthly calculation date	34
net investment experience	21
net premium	16
planned premium	14
policy date	16
policy debt	27
policy debt limit	28
register date	16
selected face amount	12
valuation date	11
7-pay test	39

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, the current selected face amount typically will be paid as a death benefit to the beneficiary when the insured dies.
RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund. You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of seven investment divisions within its Separate Account. Each “division” invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•choose the timing, amount and frequency of premium payments;

•increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

•change the beneficiary;

•change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its cash surrender value. You may also withdraw a part of the account value. A withdrawal reduces the policy values, may reduce the face amount of the policy, may increase the risk that the policy will terminate and may have adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy may terminate.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT RISKS	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy, you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

•Withdrawals were not available during the first six months of the first policy year.

•A withdrawal reduces the policy values and may reduce the face amount of the policy.

•A withdrawal may have adverse tax consequences.

•We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

•The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

•The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

•The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

•Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

•We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge	When you pay premium.	5.0% of premium (2.5% Sales Charge plus 2.5% Premium Tax Charge)	7.5% of premium (5.0% Sales Charge plus 2.5% Premium Tax Charge)
Surrender Charges[1,2,3]	When you surrender the policy for its net surrender value.

Coverage Years 1-15

Administrative Surrender Charge

•  Year 1: $5 per $1000 of selected face amount

•  Year 2-10: grades to $0 per $1000 of selected face amount

•  Year 11+: $0.00

Plus

Sales Load Surrender Charge

•  Years 1-10: 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band

•  Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

same as current
Surrender charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[1,2,3,4]	When you surrender the policy for its net surrender value.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 25% of premium paid	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 25% of premium paid

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The lesser of: $25 per withdrawal or 2% of the amount withdrawn	The lesser of: $25 per withdrawal or 2% of the amount withdrawn
Accelerated Death Benefit Rider	When you elect an accelerated death benefit.	$150	$250
1	For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

Fee Tables

2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The Administrative Surrender Charge is zero in years eleven and beyond.
The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.
4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Mortality charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.05669 – $26.19054	• $83.33 per $1000 of Insurance Risk
Mortality charge for a 35-year-old male, non-smoker.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.13178 per $1000 of Insurance Risk	• $0.14096 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years Tax Qualified policies and policies issued under our simplified underwriting: • $5.25 per policy All other policies: • $4 per policy	All Policy Years • $8 per policy
Mortality & Expense Risk Charge	Daily	Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account	Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations or avocations.[3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.014 – $83.33	• $83.33 per $1000 of Insurance Risk
Loan Interest Rate Expense Charge[4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years • 0.90% of loaned amount	All Policy Years • 2.00% of loaned amount

Riders	When Rider Charge Is Deducted	Current Amount Deducted	Maximum Amount Deducted
Accidental Death Benefit[5] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.06591 – $0.12929	same as current
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[2,5]	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount	• $0.06591 per $1000 of rider face amount
Insurability Protection[6] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.043 – $0.179	same as current
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[2,6]	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount	• $0.154 per $1000 of rider face amount

Fee Tables

Riders	When Rider Charge Is Deducted	Current Amount Deducted	Maximum Amount Deducted
Waiver of Monthly Charges[7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.036 – $0.349	same as current
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[2,7]	Monthly, on the policy’s monthly charge date.	• $0.058 per $1 of Monthly Deduction	• $0.058 per $1 of Monthly Deduction

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, attained age and risk classification. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216. The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	The rates shown for the “representative insured” are first year rates only.
3	The rates vary in amount and duration by the insured’s gender, attained age and risk classification. The combined monthly mortality charges will not exceed $83.33 per $1,000 of insurance risk.
4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
5	The rates for the Accidental Death Benefit Rider vary by the insured’s attained age.
6	The rates for the Insurability Protection Rider vary by the insured’s issue age.
7	The rates for the Waiver of Monthly Charges Rider vary by the insured’s gender and attained age. The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge and (c) any applicable rider charges.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2009. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.35%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2009.

Fund Name	Management Fees[1]		Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
MML Blend Fund (Initial Class)	0.43%		0.06%	—	—	0.49%
MML Equity Fund (Initial Class)	0.41%		0.05%	—	—	0.46%
MML Equity Index Fund (Class II)	0.10%		0.25%	—	—	0.35%	[2]
MML Managed Bond Fund (Initial Class)	0.41%		0.01%	—	—	0.42%
MML Money Market Fund (Initial Class)	0.47%	[3]	0.07%	—	—	0.54%
Oppenheimer Global Securities Fund/VA (Non-Service)	0.64%		0.11%	—	—	0.75%	[4]
T. Rowe Price Mid-Cap Growth Portfolio	0.76%		0.09%	—	—	0.85%

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.
2	MassMutual has contractually agreed to bear the expenses (other than the management, 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) in excess of 0.05% of the average daily net asset values through May 1, 2011. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.29%.
3	MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, to reimburse some or all of the Fund’s Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.
4	The Fund’s management fee and other annual operating expenses may vary in future years.

(See the fund prospectus and Statement of Additional Information documents for more details.)

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (“MML Bay State”). MML Bay State is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

Fee Tables/The Company

General Overview

The policy is a life insurance contract between you (the owner) and MML Bay State. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select and the interest we credit on the GPA.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. It does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

General Overview/Owner, Insured, Beneficiary

You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 82 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, we will pay you the death benefit unless you have given us different instructions. If you are deceased, it will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•

Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

The owner selected, within our limits, the policy’s “selected face amount”. The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued in Massachusetts and Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 calendar days after you received it, or 10 calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also have cancelled increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

Owner, Insured, Beneficiary/Purchasing a Policy

If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the sum of:

1.	any premium paid for the policy; plus
2.	any interest credited to the policy under the GPA; plus or minus
3.	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we received the policy.

In other states, the refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy will generally earn a commission if you buy the new policy through a replacement. Remember that if you replace the policy described in this prospectus with another policy, you might have to pay a surrender charge on the policy surrendered, and there will be a new surrender charge for the new policy.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the selected face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments should be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

Purchasing a Policy/Premiums

Premium payments for VLP policies issued in all jurisdictions, except New York, should be sent to the appropriate address:

Regular Mail:

MML Bay State VL Plus

PO Box 75302

Chicago, IL 60675-5302

Overnight Mail:

MML Bay State VL Plus

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75302

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial selected face amount,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly pre-authorized premium payment plan).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep policy in force, it must have sufficient account value. See “Grace Period and Termination”. We will send a notice of any premium needed to prevent termination of this policy; however, regular billing notices for planned premiums will be sent only while the policy is in full force.

To change the amount and frequency of planned premiums, you must submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement”.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the

Premiums

pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account may be made on the 1st through the 28th of each month. If you do not specify a date, drafts will occur on the 28th. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments. You may, however, elect to set up a “planned premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

We reserve the right to return any premium payment under $10.

If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (“MEC”), we will refund that portion of your premium payment that causes the policy to become a MEC. No interest or investment performance will be earned under the contract on the portion of the payment that is refunded to you.

When we mail you the refund, we will give you the option to accept your policy as a MEC. If, you want to accept the policy as a MEC you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the policy’s status. You can, however, call our Administrative Office to request the MEC status of your policy.

For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section of this prospectus.

If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greater of:

(a)	an amount equal to $100 plus double the annual minimum annual premium for the policy; or

(b)	the highest premium payment amount that would not increase the insurance risk.

The maximum premium you may pay in any policy year is shown on the schedule page for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.

We will credit that portion of the payment that will not exceed the maximum limit. We will return the remaining payment to the premium payer. No premium notices will be generated until the next policy anniversary. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on the test, please read the “Minimum Face Amount” section.

Premiums

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our Web site, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:

a.	the policy date;

b.	the day we received your completed Part 1 of the application for the policy, or

c.	the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the premium payment on the next valuation date.

Premiums

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities law and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the MML Bay State Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on June 9, 1982, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. Currently, the VLP segment is divided into seven divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
International/Global
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Small/Mid-Cap Growth
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
Large-Cap Value
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
Asset Allocation/Balanced
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Money Market
	MML Money Market Fund[1] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular fund and we do not provide investment advice.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Investment Choices

Addition, Deletion, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We reserve the right, subject to compliance with applicable law, to add new funds or fund classes, close existing funds or fund classes, or substitute fund shares that are held by any variable investment division for shares of a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. In addition to compensation described above, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate. For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information – Distribution” in this prospectus.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

Investment Choices

We have not registered the general investment account under the Securities Act of 1933 or under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly charge date. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	4%, or
•	The policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its “account value.” The account value has two components:

1.	The variable account value, and

2.	The fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

Investment Choices/Policy Value

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	The annual loan interest rate minus the current loan interest rate expense charge; or
•	4%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the GPA.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	The current interest rate we declare; or
•	The guaranteed interest rate of 4%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s monthly charge date.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Grace Period and Termination

The policy may terminate without value if its account value (less policy debt which includes accrued interest) on a monthly calculation date cannot cover the monthly charges due. Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Policy Value

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable;

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted in good order to our Administrative Office. Transaction requests may be faxed to our Administrative Office unless a signature guarantee is required. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Policy Value/Policy Transactions

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the fixed account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Policy Transactions

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Withdrawals

On any valuation date at least six months after the Policy Date, you may withdraw an amount, not less than $100, including the withdrawal fee. We do not charge a surrender charge for a withdrawal.

The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each policy anniversary which falls on or before the date of the withdrawal). You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal and do not indicate which funds to withdraw the value from, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Tax Considerations” section.

Policy Transactions

Example:

Assume prior to the withdrawal the policy has a face mount of $50,000 and an account value of $20,000. If you make a withdrawal of $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $4,975.

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. You may request that the selected face amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability, satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount and death benefit are explained in the “Death Benefit” section.) See Appendix A for examples of the impact of withdrawals on the selected face amount.

We will not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum selected face amount. In addition, we will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request or fax in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the close of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See “Other Policy Rights and Limitations”.)

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to “Other Policy Rights and Limitations”.)

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to

Policy Transactions

exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Cash Surrender Value

The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;

(2)	we calculate 90% of the amount determined in (1) above and

(3)	we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. (Please refer to “Other Policy Rights and Limitations”.)

Policy Transactions

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	4%, or
•	The policy loan rate less the current loan interest rate expense charge.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate.

On each policy anniversary, we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; or
ii.	5%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the divisions of the separate account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the close of a valuation date, your loan repayment is effective as of the next valuation date.

Policy Transactions

Loan repayments should be mailed to the same address used for premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

All loan repayments are allocated to the guaranteed principal account. Any loan repayment that is in excess of the outstanding loan will be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The Death Benefit is the greater of:

•	the Selected Face Amount on the date of death; or
•	the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid termination. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

You should note that the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:

•	gender,
•	attained age (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.), and
•	risk classification.

See Appendix B for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

If you increase or decrease the policy selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Selected Face Amount

To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

Policy Transactions/Death Benefit

An increase in selected face amount may not be:

•	less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used),
•	made after the anniversary of your policy’s issue date nearest the insured’s 82nd birthday,
•	within six months of the Policy Date, or
•	within six months of any previous increase.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.

Decreases in Selected Face Amount

You may decrease the selected face amount any time after the first policy year. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

A decrease will reduce the selected face amount in the following order:

(a)	the face amount of the most recent increase; then

(b)	the face amounts of the next most recent increases successively; and last

(c)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (at our Administrative Office) the written request for the decrease.

Decreases in the policy’s selected face amount may have adverse tax consequences.

We reserve the right to terminate the option to decrease the selected face amount.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

We can also delay the payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

Death Benefit

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in a lump sum or if you wish, we will pay the death benefit under one or more of the following payment options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income;
•	as a joint lifetime income with reduced payments to the survivor; or
•	interest on the benefit amount.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed. None of these benefits depend on the performance of the Separate Account or the guaranteed principal account.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime. If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a lump sum. Additionally, if the policy has been assigned, any amount due to the assignee will be paid in one sum.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•

If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Other Benefits Available Under The Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a one-time fee when you exercise the rider.

If you choose to add a rider, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. If a claim is made under this rider, then we will assess a charge of $150 that is deducted from the accelerated benefit payment which will reduce the amount you receive. We may increase the charge to a maximum charge of $250.

Accidental Death Benefit Rider – This Rider Is No Longer Issued

This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Waiver of Monthly Charges Rider

This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60). Note that proof, satisfactory to us, of a claim for benefits under this rider must be received at our Administrative Office within one year after providing written notice of a claim. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Insurability Protection Rider – This Rider Is No Longer Issued

This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

We deduct the following charges from the policy. In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

Other Benefits Available Under The Policy/Charges and Deductions

The current premium expense charge we deduct is 5% of premium. It is equal to a Sales Charge of 2.5% plus a Premium Tax Charge of 2.5%. The maximum premium expense charge we can deduct is 7.5% of premium in all policy years.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. (We will deduct the withdrawal charge from the amount withdrawn.) This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage, and
•	the first 15 years after each increase in selected face amount.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

Charges and Deductions

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee for the Accelerated Death Benefit Rider is $150, which is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date. We do not, however, deduct these monthly charges after the insured’s attained age 99.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge

The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month. The maximum administrative charge is $8 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge

The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), risk classification of the person insured by the policy and any extra rating that may apply to your policy. The amount and duration of an extra rating (additional mortality charge) will vary based on the individual circumstances of the associated health, occupational or avocation risk.

We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current mortality charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.

Charges and Deductions

How the Mortality Charge is Calculated

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, discounted by the monthly equivalent of 4% per year, and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of death benefit that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum face amount is in effect, and then (ii) assuming the minimum face amount is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans, and
•	changes to the selected face amount.

Charges and Deductions

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Insurability Protection Rider and Waiver of Monthly Charges Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Insurability Protection Rider, the current charge is $0.043 to $0.179 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

And the current rate for the Waiver of Monthly Charges Rider is $0.036 to $0.349 per $1 of monthly deductions. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.40% in all policy years. The maximum annual percentage is 0.40% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in the contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the

Federal Income Tax Considerations

policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (“IRS”) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Federal Income Tax Considerations

Modified Endowment Contracts

If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent

Federal Income Tax Considerations

tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Payments to Nonresident Aliens

Generally, a taxable distribution for a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the IRS.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with IRS requirements); and
2.	an IRS individual tax payer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Federal Income Tax Considerations /Other Information

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we will add interest at an annual rate of 3%.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists, and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments, and
•	change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, sold the policy. Pursuant to an underwriting agreement with the Company and the Separate Account, MMLISI serves as principal underwriter of the policies sold by its registered representatives.

MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. MMLISI also receives compensation for its actions as principal underwriter of the policies.

Other Information

Commissions and Allowances Paid to MMLISI

Commissions are paid to MMLISI. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender and risk classification of the insured.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009, the Company had paid $9 million resulting from this settlement.

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Other Information

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Appendix A

Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount

The new selected face amount is the current selected face amount minus the maximum of:

•

the amount derived by dividing the current selected face amount by the minimum face amount percentage on the date of the withdrawal (shown on your policy specifications page) minus the new account value or

•	0.

Example 1

Assume the following:

•	Selected Face Amount – $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $5,000

($100,000 / 2.5) – ($50,000—$5,000) = $40,000 –  45,000 = -$5,000

0 > -$5,000; therefore, the new selected face amount remains at $100,000.

Example 2

Assume the following:

•	Selected Face Amount = $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $20,000

($100,000 / 2.5) – ($50,000—$20,000) = $40,000 –  $30,000 = $10,000

$10,000 > 0; therefore, the new selected face amount is the current selected face amount minus $10,000, or $90,000.

Other Information/Appendix A

Appendix B

Hypothetical Examples of the Impact of the Minimum Face Amount

Example 1

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example 2:

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix B

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-03542

Securities Act file number: 033-19605

Class (Contract) Identifier: C000030141

STATEMENT OF ADDITIONAL INFORMATION

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2010

This is not a prospectus. This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2010, for the Variable Life Plus (“VLP”) policy. The VLP policy and its prospectus may be referred to in this SAI.

For a copy of the VLP prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	10
• The Separate Account	2	18

Services	2

Additional Information About the Operation of the Policy and the Registrant
• Purchase of Shares in Underlying Investment funds	2
• Annual Reports	3
• Incidental Benefits	3
• Benefits Available by Rider	3	32
• Death Benefit Payment Options	5	31

Underwriters	6	42
• Commissions	6
• Allowances/Overrides	7

Additional Information About Charges	7	32
• Sales Load	7	33
• Underwriting Procedures	8
• Increases in Selected Face Amount	8	29

Performance Data	9

Experts	10

Financial Statements	10

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GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (“MML Bay State” or “the Company”). MML Bay State, a Connecticut corporation that was originally incorporated on April 1, 1935, is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

On April 1, 2010, Fitch Ratings Ltd. lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its wholly-owned insurance subsidiaries to “AA+” from “AAA” and revised the ratings outlook to Stable from Negative.

On November 2, 2009, Moody’s Investors Service, Inc. lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its domestic insurance subsidiaries to “Aa2” with a stable outlook from “Aa1.” The rating action concludes the review for possible downgrade which was initiated on May 26, 2009.

On August 26, 2009, Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, lowered its counterparty credit and financial strength ratings on Massachusetts Mutual Life Insurance Company and its U.S. affiliates to “AA+” with a stable outlook from “AAA” and removed the ratings from CreditWatch, where they had been placed with negative implications on June 17, 2009.

The Separate Account

The Company’s Board of Directors established the Separate Account (MML Bay State Variable Life Separate Account I) on June 9, 1982, as a separate investment account of MML Bay State. It was established in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, including the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION
OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a

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2

conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the policy value (or account value less surrender charge); and

•

the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

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•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider automatically terminates on the date: (1) an accelerated benefit payment is made, or (2) the policy terminates for any reason, or (3) the policy is changed to a different policy on which the rider is not available.

Accidental Death Benefit Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred: (1) as a direct result of an accidental bodily injury independent of all other causes, and (2) within 180 days after the injury was received, and (3) while the policy and rider were in force, and (4) on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from: (1) suicide, (2) war, (3) military service, (4) aviation travel as a pilot, crew member, or while giving or receiving training, (5) natural causes, (6) drugs, (7) any injury received while committing a felony. These exclusions are more fully explained in the rider.

The rider terminates automatically: (1) on the expiration date of the rider, (2) upon termination of the policy for any reason, or (3) at the end of the 61 day grace period provided by the policy.

Waiver of Monthly Charges Rider. This rider provides that we will waive the monthly charges on each Monthly Charge Date while the insured is totally disabled, as defined in the rider. The rider benefit includes the following charges: administrative charge, mortality charge and any rider charges. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

The benefits under the rider end: (1) once the insured is no longer totally disabled, or (2) if satisfactory proof of continued disability is not provided to us as required, or (3) if the insured refuses or fails to have an examination we require, or (4) the day before the insured’s attained age 65, or attained age 70 if total disability began on or after the insured’s attained age 60.

Insurability Protection Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule Page.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born.

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A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule Page, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates: (1) after the last regular option date as shown in the policy’s Schedule page, (2) if the policy terminates for any reason, or (3) election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

Death Benefit Payment Options

The table below provides additional information about the death benefit payment options listed in the prospectus. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account. Once payments have begun, only the specified amount and interest options may be changed.

Installments for a Specified Period	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Installments of a Specified Amount	Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Joint Lifetime Income	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

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UNDERWRITERS

Pursuant to an underwriting agreement with MassMutual and the Separate Account, MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by its registered representatives.

MMLISI, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. MMLISI also receives compensation for its actions as principal underwriter of the policies.

During the past three years, MMLISI was paid the compensation amounts shown below.

Year	MMLISI
2009	$438,207
2008	$437,307
2007	$514,163

This number does not include allowances or bonuses.

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. We are not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium

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Commissions and other allowances will be paid through MMLISI to agents and selling brokers for selling the policy. During January 1, 2007 through December 31, 2007, commissions, as defined in the prospectus, paid were $623,858. During January 1, 2008 through December 31, 2008, commissions, as defined in the prospectus, paid were $576,549. During January 1, 2009 through December 31, 2009, commissions, as defined in the prospectus, paid were $557,957.

Allowances /Overrides

MassMutual, through MMLISI (a broker-dealer subsidiary of MassMutual), pays expense reimbursement and other allowances in connection with the sale of the policies. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of any premium paid.

There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage, and

•	the first 15 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

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The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are two non-rated classes: non-smoker, and smoker.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class for the insured, and a distinct target premium.

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It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the selected face amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the account value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VLP on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216, Monday — Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

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9

EXPERTS

The financial statements of MML Bay State Variable Life Separate Account I as of December 31, 2009 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of MML Bay State Life Insurance Company as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2010 includes explanatory language that states that the Company prepared the statutory financial statements of MML Bay State Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for variable annuity reserves and deferred income tax assets in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2009

Statements of Operations and Changes in Net Assets for the years ended December 31, 2009 and 2008

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2009 and 2008

Statutory Statements of Income for the years ended December 31, 2009, 2008, and 2007

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2009, 2008, and 2007

Statutory Statements of Cash Flows for the years ended December 31, 2009, 2008, and 2007

Notes to Statutory Financial Statements

Variable Life Plus

Statement of Additional Information

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and

Policy owners of MML Bay State Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of MML Bay State Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2009, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of MML Bay State Variable Life Separate Account I as of December 31, 2009, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 23, 2010

MML Bay State Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

ASSETS
Investments
Number of shares	1,279,316	1,109,186	5,395,637	12,714,411	1,473,080	1,571,991	8,923,643	683,443	1,424,053	3,149,413	1,185,589	2,671,260	1,534,544

Identified cost	$8,793,764	$30,864,887	$80,067,660	$275,806,609	$21,003,174	$19,298,755	$8,917,089	$6,836,362	$49,134,405	$82,909,282	$45,719,988	$13,403,170	$33,368,594

Value	$6,882,719	$22,871,416	$83,676,895	$221,301,181	$20,593,662	$19,634,498	$8,917,923	$5,174,316	$52,604,518	$83,459,441	$43,297,700	$14,157,676	$31,013,136
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from MML Bay State Life Insurance Company	131	-	-	-	4,648	1,655	-	-	-	-	-	-	-

Total assets	6,882,850	22,871,416	83,676,895	221,301,181	20,598,310	19,636,153	8,917,923	5,174,316	52,604,518	83,459,441	43,297,700	14,157,676	31,013,136

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	2,298	27,764	64,082	-	-	6,622	4,442	18,871	24,558	4,862	14,799	2,532

NET ASSETS	$6,882,850	$22,869,118	$83,649,131	$221,237,099	$20,598,310	$19,636,153	$8,911,301	$5,169,874	$52,585,647	$83,434,883	$43,292,838	$14,142,877	$31,010,604

Outstanding units
Policy owners	7,269,067	16,265,588	30,480,028	92,171,450	23,257,163	7,415,002	5,447,547	3,794,214	20,205,919	30,357,615	26,805,731	6,086,225	18,617,735

UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Plus	-	-	4.17	4.15	0.84	4.10	2.18	-	-	1.27	-	-	1.48
Variable Life Select	0.95	1.41	1.93	1.79	0.91	2.21	1.49	1.36	2.60	3.46	1.62	2.32	1.86

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2009

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$310,664	$275,643	$2,035,899	$5,297,620	$462,540	$829,514	$6,616	$21,987	$143,845	$1,606,975	$-	$66,937	$-
Interest	-	-	33,660	55,519	-	7,360	425	-	-	-	-	-	-

Total income	310,664	275,643	2,069,559	5,353,139	462,540	836,874	7,041	21,987	143,845	1,606,975	-	66,937	-

Expenses
Mortality and expense risk fees	34,999	108,787	356,479	950,606	88,185	94,833	52,368	25,098	247,531	377,675	203,949	71,573	127,310

Net investment income (loss)	275,665	166,856	1,713,080	4,402,533	374,355	742,041	(45,327)	(3,111)	(103,686)	1,229,300	(203,949)	(4,636)	(127,310)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(411,669)	(1,449,791)	(1,872,038)	(18,684,123)	(297,834)	(72,350)	1,322	(972,394)	(2,164,343)	(354,695)	(2,554,405)	8,140	(179,430)
Realized gain distribution	-	5,481	-	-	-	223,290	-	-	-	1,532,232	-	10,089	30,722

Realized gain (loss)	(411,669)	(1,444,310)	(1,872,038)	(18,684,123)	(297,834)	150,940	1,322	(972,394)	(2,164,343)	1,177,537	(2,554,405)	18,229	(148,708)

Change in net unrealized appreciation/ depreciation of investments	1,177,984	7,356,193	14,447,051	67,347,603	4,192,320	858,016	(640)	2,401,019	18,867,797	21,773,685	13,457,865	2,183,389	10,179,025

Net gain (loss) on investments	766,315	5,911,883	12,575,013	48,663,480	3,894,486	1,008,956	682	1,428,625	16,703,454	22,951,222	10,903,460	2,201,618	10,030,317

Net increase (decrease) in net assets resulting from operations	1,041,980	6,078,739	14,288,093	53,066,013	4,268,841	1,750,997	(44,645)	1,425,514	16,599,768	24,180,522	10,699,511	2,196,982	9,903,007

Capital transactions:
Transfer of net premiums	765,871	1,836,717	7,080,911	23,340,811	1,721,913	1,243,486	828,310	486,646	5,422,631	6,402,250	5,661,245	1,164,738	2,204,101
Transfers due to death benefits	(36,974)	(80,333)	(366,637)	(1,002,010)	(19,114)	(58,090)	(53,235)	(8,679)	(142,872)	(219,084)	(88,732)	(22,776)	(56,917)
Transfers due to withdrawal of funds	(476,590)	(1,210,866)	(4,529,240)	(11,061,512)	(772,075)	(1,777,628)	(6,318,951)	(475,455)	(2,975,596)	(3,941,358)	(2,036,250)	(562,618)	(1,515,994)
Transfers due to policy loans, net of repayments	(102,310)	(362,777)	(363,562)	(4,154,766)	(223,855)	(194,051)	(283,109)	(109,483)	(792,047)	(1,532,896)	(850,508)	(191,430)	(519,426)
Transfers due to cost of insurance	-	-	(73,247)	(114,544)	-	(11,371)	(6,744)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(588,645)	(1,653,116)	(7,068,818)	(20,345,415)	(1,129,622)	(1,601,160)	(954,736)	(352,327)	(4,209,277)	(5,925,740)	(3,682,613)	(871,686)	(2,106,146)
Transfers between divisions and to/from Guaranteed Principal Account	(321,783)	(737,027)	(668,360)	(4,440,781)	(368,139)	1,730,303	4,794,046	(141,599)	(1,218,395)	(1,516,145)	(867,932)	27,865	(417,456)

Net increase (decrease) in net assets resulting from capital transactions	(760,431)	(2,207,402)	(5,988,953)	(17,778,217)	(790,892)	(668,511)	(1,994,419)	(600,897)	(3,915,556)	(6,732,973)	(1,864,790)	(455,907)	(2,411,838)

Total increase (decrease)	281,549	3,871,337	8,299,140	35,287,796	3,477,949	1,082,486	(2,039,064)	824,617	12,684,212	17,447,549	8,834,721	1,741,075	7,491,169

NET ASSETS, at beginning of the year	6,601,301	18,997,781	75,349,991	185,949,303	17,120,361	18,553,667	10,950,365	4,345,257	39,901,435	65,987,334	34,458,117	12,401,802	23,519,435

NET ASSETS, at end of the year	$6,882,850	$22,869,118	$83,649,131	$221,237,099	$20,598,310	$19,636,153	$8,911,301	$5,169,874	$52,585,647	$83,434,883	$43,292,838	$14,142,877	$31,010,604

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$187,499	$274,826	$2,865,039	$-	$-	$880,809	$200,287	$-	$90,584	$1,599,439	$-	$544,417	$-
Interest	-	-	39,321	106,782	-	(7,631)	542	-	-	-	-	-	-

Total income	187,499	274,826	2,904,360	106,782	-	873,178	200,829	-	90,584	1,599,439	-	544,417	-

Expenses
Mortality and expense risk fees	49,381	152,766	434,363	1,327,146	92,292	91,422	50,908	34,054	342,917	528,542	312,774	63,547	169,132

Net investment income (loss)	138,118	122,060	2,469,997	(1,220,364)	(92,292)	781,756	149,921	(34,054)	(252,333)	1,070,897	(312,774)	480,870	(169,132)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	221,239	356,176	(1,800,550)	(19,180,094)	58,691	(52,364)	1,342	(166,908)	(2,575,680)	(532,850)	(3,114,878)	308,645	348,491
Realized gain distribution	1,123,282	805,848	-	-	-	-	-	431	-	7,027,755	-	125,803	1,901,204

Realized gain (loss)	1,344,521	1,162,024	(1,800,550)	(19,180,094)	58,691	(52,364)	1,342	(166,477)	(2,575,680)	6,494,905	(3,114,878)	434,448	2,249,695

Change in net unrealized appreciation/depreciation of investments	(5,156,877)	(15,989,527)	(24,453,283)	(118,374,903)	(8,624,524)	(394,943)	643	(2,635,128)	(31,821,085)	(56,502,850)	(31,459,364)	(2,740,105)	(18,895,803)

Net gain (loss) on investments	(3,812,356)	(14,827,503)	(26,253,833)	(137,554,997)	(8,565,833)	(447,307)	1,985	(2,801,605)	(34,396,765)	(50,007,945)	(34,574,242)	(2,305,657)	(16,646,108)

Net increase (decrease) in net assets resulting from operations	(3,674,238)	(14,705,443)	(23,783,836)	(138,775,361)	(8,658,125)	334,449	151,906	(2,835,659)	(34,649,098)	(48,937,048)	(34,887,016)	(1,824,787)	(16,815,240)

Capital transactions:
Transfer of net premiums	939,380	2,282,453	7,878,040	26,311,964	1,635,263	1,386,569	776,689	566,252	6,200,843	7,513,209	6,483,553	1,038,511	2,582,113
Transfers due to death benefits	(24,421)	(149,891)	(1,277,726)	(1,289,619)	(12,088)	(45,309)	(18,626)	(3,655)	(88,312)	(195,874)	(71,039)	(127,482)	(238,471)
Transfers due to withdrawal of funds	(645,035)	(1,015,866)	(6,011,693)	(14,973,892)	(744,937)	(800,036)	(4,566,749)	(482,646)	(3,367,300)	(4,354,912)	(3,672,463)	(736,324)	(1,700,004)
Transfers due to policy loans, net of repayments	(289,362)	(750,286)	(1,745,718)	(5,468,832)	(262,770)	(427,848)	(251,186)	(139,384)	(1,099,182)	(2,019,369)	(992,579)	(327,767)	(762,456)
Transfers due to cost of insurance	-	-	(83,839)	(141,975)	-	(10,512)	(4,554)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(633,556)	(1,783,544)	(7,148,974)	(21,377,657)	(1,054,440)	(1,282,821)	(715,937)	(372,319)	(4,413,721)	(6,149,233)	(4,168,978)	(772,594)	(2,154,160)
Transfers between divisions and to/from Guaranteed Principal Account	(320,401)	463,215	(862,616)	(7,146,959)	4,768,684	971,736	6,250,956	(128,881)	(1,079,705)	(8,655,179)	(671,045)	3,990,470	484,434

Net increase (decrease) in net assets resulting from capital transactions	(973,395)	(953,919)	(9,252,526)	(24,086,970)	4,329,712	(208,221)	1,470,593	(560,633)	(3,847,377)	(13,861,358)	(3,092,551)	3,064,814	(1,788,544)

Total increase (decrease)	(4,647,633)	(15,659,362)	(33,036,362)	(162,862,331)	(4,328,413)	126,228	1,622,499	(3,396,292)	(38,496,475)	(62,798,406)	(37,979,567)	1,240,027	(18,603,784)
NET ASSETS, at beginning of the year	11,248,934	34,657,143	108,386,353	348,811,634	21,448,774	18,427,439	9,327,866	7,741,549	78,397,910	128,785,740	72,437,684	11,161,775	42,123,219

NET ASSETS, at end of the year	$6,601,301	$18,997,781	$75,349,991	$185,949,303	$17,120,361	$18,553,667	$10,950,365	$4,345,257	$39,901,435	$65,987,334	$34,458,117	$12,401,802	$23,519,435

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982, by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment, Variable Life (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy known as Variable Life.

On August 4, 1988, MML Bay State established a second segment, Variable Life Plus (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Plus.

On July 24, 1995, MML Bay State established a third segment, Variable Life Select (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Select.

Variable Life, Variable Life Plus and Variable Life Select policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MML Bay State’s other assets and liabilities. Separate Account I assets are not chargeable with liabilities arising out of any other business MML Bay State may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of thirteen divisions which invest in the following mutual funds of the same name:

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to Separate Account I: American Century VP Income & Growth Fund (Class I). American Century Investment Management, Inc. is the investment adviser to the Fund.

Fidelity® Variable Insurance Products Fund II (“Fidelity® VIP”) is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: Fidelity® VIP Contrafund® Portfolio (Initial Class) (the “Portfolio”). Fidelity® Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, and Fidelity® Research & Analysis Company (formerly known as Fidelity® Management & Research (Far East) Inc.) serve as sub-advisers to the Portfolio. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Portfolio: Fidelity® Management & Research (U.K.) Inc., Fidelity® International Investment Advisors, Fidelity® International Investment Advisors (U.K.) Limited, and Fidelity® Investments Japan Limited.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with one of its separate Series (“MML Trust Funds”) available to Separate Account I: MML Equity Index Fund (Class II). MassMutual serves as investment adviser to the MML Trust Fund pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II).

Notes To Financial Statements (Continued)

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with five of its separate Series (“MML II Trust Funds”) available to Separate Account I: MML Blend Fund (Initial Class), MML Equity Fund (Initial Class), MML Managed Bond Fund (Initial Class), MML Money Market Fund (Initial Class), and MML Small Cap Equity Fund (Initial Class). MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund (Initial Class), MML Managed Bond Fund (Initial Class), and MML Money Market Fund (Initial Class). MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“Alliance”) and OppenheimerFunds, Inc. (“OFI”), a wholly owned subsidiary of MassMutual, whereby Alliance and OFI each serve as investment sub-adviser to a portion of the MML Equity Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with OFI to serve as investment sub-adviser to the MML Small Cap Equity Fund (Initial Class).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with four of its Funds available to Separate Account I: Oppenheimer Capital Appreciation Fund/VA (Non-Service), Oppenheimer Global Securities Fund/VA (Non-Service), Oppenheimer MidCap Fund/VA (Non-Service) and Oppenheimer Strategic Bond Fund/VA (Non-Service). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

In addition to the thirteen divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (herein referred to as “generally accepted accounting principles”) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to generally accepted accounting principles will be incorporated into the ASC through Accounting Standards Updates (ASU).

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MML Bay State’s total operations and is not taxed separately. Separate Account I is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies which depend on Separate Account I’s investment performance.

Notes To Financial Statements (Continued)

Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5% to 6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA which is part of the General Account. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in Separate Account I’s investment performance.

G.	Policy Owner’s Share of Net Assets

The policy owner’s share of net assets in the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges assessed by Separate Account I, for the Variable Life Segment as noted in Note 8B, shown as a reduction in units, or a redemption of units, are a reduction of assets.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

The Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account I generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account I. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account I are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2009.

Separate Account I does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under U.S. generally accepted accounting principles.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MML Bay State and Separate Account I, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the policies sold by its registered representatives and MML

Notes To Financial Statements (Continued)

Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

B.	Receivable from/Payable to MML Bay State

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$943,573	$1,652,849	$6,373,543	$15,935,365	$1,566,702	$3,468,082	$5,092,578	$567,530	$2,816,026	$6,128,774	$2,983,491	$1,001,429	$1,443,250
Proceeds from sales	(1,442,670)	(3,698,580)	(10,680,373)	(29,350,452)	(1,988,488)	(3,171,862)	(7,075,501)	(1,167,570)	(6,819,711)	(10,080,271)	(5,061,792)	(1,444,435)	(3,951,511)

7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS The changes in outstanding units for the two years ended December 31, 2009 were as follows:
December 31, 2009	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	1,030,545	1,753,306	3,601,092	12,730,827	2,316,933	521,568	531,582	476,548	2,715,346	2,988,020	4,431,888	572,209	1,761,509
Units withdrawn	(1,689,102)	(3,145,586)	(5,520,668)	(18,822,880)	(2,796,088)	(1,489,928)	(5,534,083)	(944,255)	(4,030,310)	(5,166,977)	(5,198,355)	(847,399)	(3,080,857)
Units transferred between divisions and to/from GPA	(260,600)	(578,816)	(325,023)	(2,547,676)	(576,916)	647,128	3,746,321	(68,675)	(515,143)	(727,736)	(565,065)	54,283	(521,724)

Net increase (decrease)	(919,157)	(1,971,096)	(2,244,599)	(8,639,729)	(1,056,071)	(321,232)	(1,256,180)	(536,382)	(1,830,107)	(2,906,693)	(1,331,532)	(220,907)	(1,841,072)

December 31, 2008	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	993,760	1,674,158	3,164,882	11,480,904	1,869,563	608,006	592,724	453,679	2,488,293	2,925,687	3,712,853	511,724	1,705,878
Units withdrawn	(1,672,814)	(2,626,160)	(6,384,949)	(16,973,114)	(2,133,783)	(999,789)	(3,763,450)	(754,829)	(3,549,081)	(4,791,553)	(4,938,357)	(975,645)	(2,871,515)
Units transferred between divisions and to/from GPA	(209,854)	168,805	(535,255)	(3,415,608)	5,322,565	315,117	4,034,642	(107,941)	(362,198)	(2,950,590)	(598,821)	1,927,809	(351,710)

Net increase (decrease)	(888,908)	(783,197)	(3,755,322)	(8,907,818)	5,058,345	(76,666)	863,916	(409,091)	(1,422,986)	(4,816,456)	(1,824,325)	1,463,888	(1,517,347)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2009 follows:

	At December 31,			For the Years Ended December 31,
	Units[5]			Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

American Century VP Income & Growth Division
2009	7,269,067	$0.95	$6,882,850	4.88%	0.55%	17.45%
2008	8,188,224	0.81	6,601,301	2.09	0.55	(34.95)
2007	9,077,132	1.24	11,248,934	1.79	0.55	(0.62)
2006	8,804,519	1.25	10,978,987	1.77	0.55	16.45
2005	8,438,320	1.07	9,036,184	1.96	0.55	4.06

Fidelity® VIP Contrafund® Division
2009	16,265,588	1.41	22,869,118	1.39	0.55	34.97
2008	18,236,684	1.04	18,997,781	0.99	0.55	(42.83)
2007	19,019,881	1.82	34,657,143	0.90	0.55	16.94
2006	22,343,677	1.56	34,814,696	1.28	0.55	11.11
2005	18,329,013	1.40	25,704,620	0.27	0.55	16.30

MML Blend Division
2009	30,480,028	1.93 to 4.17	83,649,131	2.66	0.25 to 0.55	19.89 to 20.25
2008	32,724,627	1.61 to 3.47	75,349,991	3.08	0.25 to 0.55	(23.16) to (22.93)
2007	36,479,949	2.09 to 4.51	108,386,353	3.04	0.25 to 0.55	5.32 to 5.64
2006	38,296,298	1.99 to 4.27	108,416,033	2.73	0.25 to 0.55	11.17 to 11.50
2005	40,606,039	1.79 to 3.84	103,229,214	2.71	0.25 to 0.55	4.09 to 4.41

MML Equity Division
2009	92,171,450	1.79 to 4.15	221,237,099	2.69	0.25 to 0.55	30.00 to 30.39
2008	100,811,179	1.38 to 3.19	185,949,303	-	0.25 to 0.55	(41.90) to (41.73)
2007	109,718,997	2.37 to 5.48	348,811,634	1.99	0.25 to 0.55	3.43 to 3.74
2006	117,771,034	2.29 to 5.29	360,458,221	1.42	0.25 to 0.55	17.36 to 17.71
2005	125,539,768	1.95 to 4.50	327,799,258	1.89	0.25 to 0.55	2.56 to 2.87

MML Equity Index Division
2009	23,257,163	0.84 to 0.91	20,598,310	2.60	0.40 to 0.55	25.64 to 25.83
2008	24,313,234	0.67 to 0.73	17,120,361	-	0.40 to 0.55	(37.49) to (37.39)
2007	19,254,889	1.06 to 1.16	21,448,774	1.66	0.40 to 0.55	4.66 to 4.82
2006	20,135,480	1.01 to 1.11	21,414,424	1.65	0.40 to 0.55	14.91 to 15.08
2005	25,813,206	0.88 to 0.97	24,094,778	1.68	0.40 to 0.55	4.08 to 4.24

MML Managed Bond Division
2009	7,415,002	2.21 to 4.10	19,636,153	4.35	0.25 to 0.55	9.60 to 9.93
2008	7,736,234	2.02 to 3.74	18,553,667	4.80	0.25 to 0.55	1.82 to 2.12
2007	7,812,900	1.98 to 3.66	18,427,439	5.21	0.25 to 0.55	6.51 to 6.83
2006	7,940,697	1.86 to 3.43	17,654,454	4.61	0.25 to 0.55	3.54 to 3.85
2005	8,304,324	1.80 to 3.31	17,966,923	4.77	0.25 to 0.55	1.80 to 2.10

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units[5]			Investment Income Ratio[1]		Expenses Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

MML Money Market Division
2009	5,447,547	$1.49 to $2.18	$8,911,301	0.07%		0.25% to 0.55%	(0.48)% to (0.18)%
2008	6,703,727	1.50 to 2.19	10,950,365	2.03		0.25 to 0.55	1.54 to 1.85
2007	5,839,811	1.48 to 2.16	9,327,866	4.59		0.25 to 0.55	4.15 to 4.47
2006	4,981,484	1.42 to 2.07	7,757,570	4.42		0.25 to 0.55	3.98 to 4.29
2005	4,833,188	1.37 to 1.98	7,264,294	2.61		0.25 to 0.55	2.10 to 2.40

MML Small Cap Equity Division
2009	3,794,214	1.36	5,169,874	0.48		0.55	35.80
2008	4,330,596	1.00	4,345,257	-		0.55	(38.57)
2007	4,739,687	1.63	7,741,549	0.76		0.55	(1.74)
2006	4,413,009	1.66	7,335,886	0.42		0.55	9.89
2005	4,164,167	1.51	6,299,096	0.27	[4]	0.55	(0.75)

Oppenheimer Capital Appreciation Division
2009	20,205,919	2.60	52,585,647	0.32		0.55	43.73
2008	22,036,026	1.81	39,901,435	0.15		0.55	(45.82)
2007	23,459,012	3.34	78,397,910	0.22		0.55	13.52
2006	24,946,308	2.94	73,439,488	0.37		0.55	7.36
2005	26,306,599	2.74	72,136,369	0.92		0.55	4.52

Oppenheimer Global Securities Division
2009	30,357,615	1.27 to 3.46	83,434,883	2.24		0.40 to 0.55	39.01 to 39.21
2008	33,264,308	0.91 to 2.49	65,987,334	1.60		0.40 to 0.55	(40.52) to (40.43)
2007	38,080,764	1.54 to 4.18	128,785,740	1.29		0.40 to 0.55	5.73 to 5.89
2006	38,620,759	1.45 to 3.95	122,719,838	1.00		0.40 to 0.55	17.05 to 17.22
2005	38,966,908	1.24 to 3.38	106,527,541	1.02		0.40 to 0.55	13.68 to 13.85

Oppenheimer MidCap Division
2009	26,805,731	1.62	43,292,838	-		0.55	31.88
2008	28,137,263	1.22	34,458,117	-		0.55	(49.35)
2007	29,961,588	2.42	72,437,684	-		0.55	5.75
2006	32,711,006	2.29	74,787,630	-		0.55	2.39
2005	34,814,088	2.23	77,735,971	-		0.55	11.71

Oppenheimer Strategic Bond Division
2009	6,086,225	2.32	14,142,877	0.51		0.55	18.18
2008	6,307,132	1.97	12,401,802	4.71		0.55	(14.68)
2007	4,843,244	2.30	11,161,775	3.52		0.55	9.09
2006	4,886,697	2.11	10,323,954	4.19		0.55	6.90
2005	4,894,638	1.98	9,673,280	4.33		0.55	2.11

T. Rowe Price Mid-Cap Growth Division
2009	18,617,735	1.48 to 1.86	31,010,604	-		0.40 to 0.55	44.85 to 45.07
2008	20,458,807	1.02 to 1.28	23,519,435	-		0.40 to 0.55	(40.09) to (40.00)
2007	21,976,154	1.70 to 2.14	42,123,219	0.22		0.40 to 0.55	16.87 to 17.05
2006	23,021,536	1.45 to 1.83	37,742,163	-		0.40 to 0.55	6.05 to 6.21
2005	23,040,287	1.36 to 1.73	35,596,273	-		0.40 to 0.55	14.11 to 14.28

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005. This restatement had no impact on the Division’s previously reported net assets, net asset value per share or total return.

[5]	See note 3G with respect to Variable Life.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within Separate Account I (see note 3G). Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$2.50 to $6.00 per month
This charge is assessed through the redemption of units.

Mortality and Expense Risk Charge These charges are assessed through reduction in unit values.	Effective annual rate of 0.25% to 0.55% of the policy’s average daily net assets in Separate Account I.

Mortality Charge	$0.01688 to $63.89 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of insurance risk
This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

Loan Interest Rate Expense Charge	Effective annual rate of 0.90% to 1.00% of the loan amount
This charge is assessed through the redemption of units.

Rider Charges: The rider charges do not apply to all segments within Separate Account I. These charges are assessed through the redemption of units.

A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage

B. Death Benefit Guarantee	$0.01 per $1,000 of face amount

C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage

D. Children’s Term	$5.00 per $1,000 of insurance risk

E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions $0.009 to $0.149 per $1 of specified premium

F. Renewable Term	$1.53 to $39.37 per $1,000 of insurance risk

G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions

H. Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of face amount

9.	SUBSEQUENT EVENTS

The Account’s management has reviewed events occurring through February 23, 2010, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Shareholder of

MML Bay State Life Insurance Company:

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory statements of income (loss), changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2009. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in the notes to the statutory financial statements, the Company changed its accounting for variable annuity reserves (Note 2b) and deferred income tax assets (Note 3) in 2009.

/s/ KPMG LLP

February 19, 2010

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2009	2008
	(In Millions)
Assets:
Bonds	$164	$144
Mortgage loans	8	9
Policy loans	99	97
Cash, cash equivalents and short-term investments	(3)	36

Total invested assets	268	286
Investment income due and accrued	3	3
Insurance amounts receivable	6	6
Federal income taxes	5	13
Deferred income taxes	8	5

Total assets excluding separate accounts	290	313
Separate account assets	4,055	3,863

Total assets	$4,345	$4,176

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2009	2008
	($ In Millions Except For Par Value)
Liabilities:
Policyholders’ reserves	$115	$108
Liabilities for deposit-type contracts	2	1
Contract claims and other benefits	16	14
Transfers due to (from) separate accounts	(9)	(12)
Payable to affiliate	3	3
Other liabilities	5	7

Total liabilities excluding separate accounts	132	121
Separate account liabilities	4,055	3,863

Total liabilities	4,187	3,984

Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,501 shares issued and outstanding	2	2
Paid-in and contributed surplus	147	147
Surplus	9	43

Total shareholder’s equity	158	192

Total liabilities and shareholder’s equity	$4,345	$4,176

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Revenue:

Premium income	$38	$48	$51
Net investment income	14	15	16
Reserve adjustments on reinsurance ceded	(14)	(17)	(17)
Fees and other income	82	87	94

Total revenue	120	133	144

Benefits and expenses:
Policyholders’ benefits	91	105	127
Change in policyholders’ reserves	(2)	1	(33)
General insurance expenses	11	9	10
Commissions	4	5	5
State taxes, licenses and fees	2	2	2

Total benefits and expenses	106	122	111

Net gain (loss) from operations before federal income taxes	14	11	33
Federal income tax expense (benefit)	4	(3)	19

Net gain (loss) from operations	10	14	14
Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	(2)	(4)	(3)

Net income (loss)	$8	$10	$11

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Shareholder’s equity, beginning of year	$192	$183	$212

Increase (decrease) due to:
Net income (loss)	8	10	11
Change in net deferred income taxes	—	(2)	7
Change in nonadmitted assets	(1)	—	(11)
Change in asset valuation reserve	—	2	2
Dividend paid	(45)	—	(37)
Prior period adjustments	—	(1)	—
Aggregate write-ins for deferred income taxes	4	—	—
Other	—	—	(1)

Net increase (decrease)	(34)	9	(29)

Shareholder’s equity, end of year	$158	$192	$183

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Cash from operations:
Premium and other income collected	$105	$117	$136
Net investment income	14	16	17
Benefit payments	(88)	(114)	(127)
Net transfers from (to) separate accounts	12	21	55
Commissions and other expenses	(16)	(22)	(18)
Federal and foreign income taxes recovered (paid)	4	3	(30)

Net cash from operations	31	21	33

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	29	31	53
Mortgage loans	1	1	1

Total investment proceeds	30	32	54

Cost of investments acquired:
Bonds	(52)	(5)	(45)
Mortgage loans	—	—	(3)

Total investments acquired	(52)	(5)	(48)
Net (increase) decrease in policy loans	(2)	(7)	(10)

Net cash from investments	(24)	20	(4)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	1	—	(2)
Cash applied for dividends to stockholders	(45)	—	(37)
Other cash provided (applied)	(2)	1	(1)

Net cash from financing and other sources	(46)	1	(40)

Net change in cash, cash equivalents and short-term investments	(39)	42	(11)
Cash, cash equivalents and short-term investments, beginning of year	36	(6)	5

Cash, cash equivalents and short-term investments, end of year	$(3)	$36	$(6)

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of MML Bay State Life Insurance Company (the “Company”), a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (“MMFG”) is comprised of MassMutual and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodologies, such as the Commissioners’ Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, persistency and interest assumptions; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against shareholder’s equity, whereas U.S. GAAP records these assets net of any valuation allowance; (h) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves or liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks as well as credit-related declines in the value of bonds and mortgage loans to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (m) certain variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the company.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, other-than-temporary impairments (“OTTI”) and the liability for taxes. Future events including, but not limited to, changes in the level of mortality, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2008 balances have been reclassified to conform to the current year presentation.

b.	Change in accounting principles and methodology

Pursuant to confirmation from the Department, the Company began utilizing undiscounted cash flows to determine OTTI for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan-backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. Had this change to SSAP No. 43 not been made, the Company’s total assets, net income and surplus for the year ended December 31, 2008 under the previous approach would have been reduced by approximately $1 million.

In 2009, the NAIC issued additional guidance related to OTTI. Refer to Note 3 “New accounting standards” for discussion of SSAP 43R.

Effective December 31, 2009, new statutory guidance was issued applying to variable annuity reserves. This new guidance sets forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981.

The NAIC is currently using a similar approach to calculate risk-based capital for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserve and risk-based capital in a consistent calculation.

Actuarial Guideline 43 (“CARVM for Variable Annuities”) became effective December 31, 2009 and was used in the calculation of reserves for guaranteed minimum death benefits as of December 31, 2009. This guideline replaced Actuarial Guideline 34 (“Variable Annuity Minimum Guaranteed Death Benefit Reserves”) which was used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death benefits were $2 million and $3 million, as of December 31, 2009 and 2008, respectively.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method with the exception of NAIC category 6 bonds which are carried at the lower of amortized cost or fair value and residential mortgage-backed securities (“RMBS”), which were rated by an outside modeler. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), including RMBS and commercial mortgage-backed securities (“CMBS”), and structured securities, including Collateralized Debt Obligations (“CDOs”), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates, and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2t. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

d.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. Typical inputs integrated in the Company’s internal models include estimates based upon comparable company analysis, fundamental impact analysis, broker quotes and last traded price.

Refer to Note 2t. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

e.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of residential mortgage loan pools. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. There were no unsecured amounts as of December 31, 2009 and 2008. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

g.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models a limited number of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately, the Company utilizes the internally derived value as its measurement of fair value for these instruments. When quotes from independent sources are not reliable, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

h.	Cash and cash equivalents

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

i.	Investment income due and accrued

Accrued investment income consists primarily of interest which is recognized on an accrual basis. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds more than 60 days past due; (c) bonds delinquent more than 90 days or where collection of interest is improbable; and (d) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

j.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the third calendar year, the disallowed interest maintenance reserve (when in a net asset position), advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts, for which the contract/policyholder assumes the investment risk; and guaranteed nonindexed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss). Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

l.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or the Commissioners’ Reserve Valuation Method bases using the 1958 or 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingent element, that the annuitant might live longer than the mortality tables predict.

Reserves for individual deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

New statutory guidance applying to variable annuity reserves became effective December 31, 2009. This new guidance sets forth a principle-based reserve interpretation designed to clarify statutory reserving, particularly CARVM for variable annuity products with guaranteed death benefits. The scope of this guidance includes all individual deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance supersedes the existing statutory reserve requirements and applies to in force contracts issued after January 1, 1981.

As of December 31, 2009, reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables, primarily the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios. The Company holds the higher of the standard or stochastic scenarios.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario results is the composition of the in force, with the key factor being the extent to which the guarantees are “in the money.” Being “in the money” is driven primarily by equity markets and interest rates.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Variable life, group life, annuity and supplemental contracts use a formula which applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for substandard reserve calculations based on a substandard mortality rate (a multiple of standard reserve tables).

Certain individual variable annuity products issued by the Company offer guaranteed minimum death benefits (“GMDBs”). The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves. The Company’s GMDB reserves are calculated in accordance with actuarial guidelines.

Variable annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

m.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

n.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Asset valuation reserve

The Company maintains an AVR. The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

p.	Interest maintenance reserve

The Company maintains an IMR. The IMR is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities on the Company’s Statutory Statements of Financial Position, or if negative, is nonadmitted and excluded from the Statutory Statements of Financial Position.

q.	Other liabilities

Other liabilities primarily include liabilities related to due and accrued expenses.

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

s.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

t.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, which are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increases in the present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

As of July 1, 2009, if the Company has the intent to sell or the inability or lack of intent to retain the investment in a loan-backed or structured security for a period of time sufficient to recover the amortized cost basis, OTTI are recognized in earnings as realized losses equal to the entire difference between the investments’ amortized cost bases and their fair values at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. For the period from July 1, 2008 through June 30, 2009, the Company utilized undiscounted cash flows to determine OTTI for structured securities. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with their fair values. This review process provided a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining OTTI.

Bonds - ABS and MBS

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage, and position in the structure. Where applicable, assumptions include prepayment speeds, default rates and severity, weighted average maturity, collateral values, and changes in the collateral values.

Bonds - CDOs

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic), and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI are recorded if this sixth scenario results in the default of any principal or interest payments due.

For the most subordinated noncoupon bearing junior tranches (CDO tranches), the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, then OTTI are taken in an amount sufficient to produce their effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common stock

The cost basis of common stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other than temporary, a new cost basis is established.

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

u.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within shareholder’s equity. Changes to deferred income taxes are reported on various lines within shareholder’s equity. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

In November 2009, the NAIC issued new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The valuation allowance is required whether or not an insurer can admit a higher deferred tax asset based on the new standard, i.e. whether its risk-based capital (“RBC”) exceeds the minimum threshold. Significant disclosures are required, including splitting the deferred tax asset and deferred tax liability by character, regardless of whether the company is eligible for the enhanced deferred tax asset admissibility standard. This guidance was issued as Statement of Statutory Accounting Principles (“SSAP”) No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and is effective for 2009 annual statements and 2010 interim and annual statements. In the event subsequent deferred tax asset admission guidance is not adopted by the end of this statement’s effective period, SSAP No. 10 is reinstated as authoritative guidance for accounting and reporting of income taxes for statutory financial statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of approximately $4 million.

In September 2009, the NAIC issued new guidance pertaining to loan-backed and structured securities, which supersedes existing guidance regarding treatment of cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provides information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It requires the bifurcation of impairment losses into interest and noninterest related portions. The

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance requires a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to be included in the cumulative effect adjustment, the company must still hold the security as of September 30, 2009, must not have the intent to sell the security and must have the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. It further requires additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with a recognized OTTI. This guidance was issued as SSAP No. 43R, “Loan-backed and Structured Securities,” and is effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was an increase to surplus of less than $1 million, net of the impact on AVR and income taxes. In December 2009, the NAIC amended SSAP No. 43R to incorporate new guidance to determine the designation and carrying value for non-agency Residential Mortgage Backed Securities (“RMBS”). The NAIC contracted with PIMCO, an independent third party, to model the RMBS. To establish the initial NAIC designation, the current book price is compared to the range of values generated by PIMCO’s analysis and assigned to the six NAIC designations for each CUSIP to determine the security’s carrying value method (amortized cost or fair value). For Life companies, securities with NAIC designation 1-5 are held at amortized cost, securities with NAIC designation 6 are held at fair value. When it is initially determined that a security is an NAIC 6 designation that should be held at fair value, then the process is repeated comparing the new carrying value (fair value instead of amortized cost) to the modeled value and basing the final designation on that result. This modification was effective for year end 2009. This new value was used to determine the final NAIC rating to be reported in the Annual Statement and the RBC charge for each residential mortgage backed security.

In December 2008, the NAIC issued new guidance pertaining to accounting for transfers and servicing of financial assets and extinguishments of liabilities. This guidance requires that all servicing assets and servicing liabilities should initially be measured at fair value. It also requires the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within previously issued guidance. It further revises the accounting measurement method for such items to a fair value measurement method. It confirms guidance regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. It also continues nonsubstantive revisions in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” and amends the definition to exclude servicing assets and servicing liabilities. This guidance was issued as SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and was effective January 1, 2009. Adoption of this statement did not have a significant impact on the Company.

In September 2008, the NAIC issued guidance pertaining to accounting for certain securities subsequent to an OTTI. This guidance establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. It requires that, after recognizing an OTTI, the fair value on the impairment date becomes the new cost basis, and the insurer must amortize any premium or accrete any discount to the par value by the maturity date, or to realizable value if the anticipated recovery is less than par. The unaccrued discount would be accrued over the remaining life of the security based on the amount and timing of future estimated cash flows. It also clarifies that for reporting entities required to maintain such reserves, credit related OTTI losses are to be recorded through the AVR, while interest related OTTI losses are to be recorded through the IMR. This guidance was issued as SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” and was effective January 1, 2009. The Company has recorded an impact of less than $1 million of additional income.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2009
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$5	$—	$—	$5
Special revenue	3	—	—	3
Industrial and miscellaneous	156	3	7	152

Total	$164	$3	$7	$160

Note: The unrealized losses embedded in the carrying value column are less than $1 million.

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$5	$1	$—	$6
Special revenue	2	—	—	2
Public utilities	14	—	1	13
Industrial and miscellaneous	123	—	18	105

Total	$144	$1	$19	$126

Note: The unrealized losses embedded in the carrying value column are less than $1 million.

The table below sets forth the Securities Valuation Office (“SVO”) ratings for the bond portfolio as of December 31, 2009, along with what the Company believes were the equivalent rating agency designations, for all bonds except RMBS, which were rated by an outside modeler:

		December 31, 2009
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$87	53%
2	Baa	70	43
3	Ba	5	3
4	B	2	1
5	Caa and lower	—	—
6	In or near default	—	—

	Total	$164	100%

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth RMBS securities as of December 31, 2009 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by an outside modeler:

	December 31, 2009
NAIC Class	Carrying Value	% of Total
	($ In Millions)

1	$13	76%
2	3	18
3	1	6

Total	$17	100%

The table below sets forth the SVO ratings for the total bond portfolio as of December 31, 2008, along with what the Company believes were the equivalent rating agency designations:

		December 31, 2008
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$82	57%
2	Baa	56	38
3	Ba	3	2
4	B	1	1
5	Caa and lower	1	1
6	In or near default	1	1

	Total	$144	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2009 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)

Due in one year or less	$1	$1
Due after one year through five years	60	61
Due after five years through ten years	63	61
Due after 10 years	40	37

Total	$164	$160

The proceeds from sales of bonds were $15 million for the year ended December 31, 2009 and $9 million for the year ended December 31, 2008.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2009 and 2008.

	December 31, 2009
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$1	$—	1	$—	$—	—
Special revenue	—	—	—	—	—	3
Public utilities	—	—	—	—	—	—
Industrial and miscellaneous	32	1	52	29	6	79

Total	$33	$1	53	$29	$6	82

Note: The unrealized losses in this table include less than $1 million of unrealized losses from NAIC category 6 bonds which are embedded in the carrying value of bonds.

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$—	$—	1	$—	$—	—
Special revenue	1	—	2	1	—	1
Public utilities	9	1	28	1	—	5
Industrial and miscellaneous	62	8	145	33	10	86

Total	$72	$9	176	$35	$10	92

Note: The unrealized losses in this table include less than $1 million of unrealized losses from NAIC category 6 bonds which are embedded in the carrying value of bonds.

For industrial and miscellaneous, the decrease in unrealized loss for the current period, for the less than twelve months category, is due to asset sales, OTTI and market recovery. In addition, the unrealized loss includes less than $1 million in unrealized losses from NAIC category 6 bonds. For industrial and miscellaneous, the majority of the unrealized losses are due to a reduction in fair value since the bonds were issued, resulting from the decline in the credit markets, liquidity, and other uncertainties that are reflected in current market values. These factors continue to impact the value of residential mortgage-backed securities (“RMBS”) and have now spread to the broader bond market significantly affecting values in leveraged loans and commercial mortgage-backed securities (“CMBS”). Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

As of December 31, 2009, investments in structured and loan-backed securities, including holdings for which an OTTI has not been recognized in earnings and which are in an unrealized loss position, had a fair value of $16 million which were in an unrealized loss position of less than $1 million. These investments in an unrealized loss position greater than 12 months of $2 million had a fair value of $7 million. These investments were primarily U.S. government and industrial and miscellaneous.

Based on the Company’s policies, as of December 31, 2009 and 2008, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on our analysis of fair value or, for loan-backed and structured securities based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2009 or 2008, that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $4 million as of December 31, 2009 and 2008.

Residential mortgage-backed exposure

As of December 31, 2009, of the $164 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $20 million of RMBS bonds and Collateralized Debt Obligations (“CDOs”) with residential mortgage exposure, of which $5 million was prime, $9 million was Alt-A and $6 million was subprime. As of December 31, 2008, of the $130 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $31 million of RMBS bonds and CDOs with residential mortgage exposure, of which $10 million was prime, $12 million was Alt-A and $9 million was subprime. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools, high loan to value pools, and pools where the borrowers have very impaired credit but the average loan to value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

The actual cost, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposure were as follows:

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime:
Agency	$3	$3	$3
Non Agency	2	2	2

Total prime	5	5	5
Alt-A	12	9	7
Subprime	10	6	4

Total prime, Alt-A and subprime	$27	$20	$16

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime:
Agency	$5	$5	$5
Non Agency	5	5	4

Total prime	10	10	9
Alt-A	13	12	8
Subprime	13	9	7

Total prime, Alt-A and subprime	$36	$31	$24

Note: The actual cost in these tables is reduced by paydowns.

The following tables show the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2007	—%	1.2%	—%	—%	9.1%	10.3%
2006	—	2.4	3.9	—	7.2	13.5
2005 and prior	34.7	15.9	3.7	11.7	10.2	76.2

Total	34.7%	19.5%	7.6%	11.7%	26.5%	100.0%

Note: The mandated adjustments to NAIC designations from future loss modeling performed by the outside modeler do not impact the vintage tables.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2007	3.8%	4.7%	—%	1.3%	3.4%	13.2%
2006	9.7	3.6	0.5	4.1	0.6	18.5
2005 and prior	51.1	14.3	1.9	1.0	—	68.3

Total	64.6%	22.6%	2.4%	6.4%	4.0%	100.0%

During 2009, there were significant credit downgrades for the securities held by the Company which were backed by residential mortgage pools. The majority of these downgrades occurred during the quarter ended March 31, 2009. Subsequent to December 31, 2009, there were no significant additional downgrades.

The following tables show the percentage by statement value of prime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2005 and prior	86.0%	8.4%	—%	4.2%	1.4%	100.0%

Total	86.0%	8.4%	—%	4.2%	1.4%	100.0%

Note: No loans are held with a 2006, 2007, 2008, or 2009 origination date.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2005 and prior	95.9%	—%	2.5%	1.6%	—%	100.0%

Total	95.9%	—%	2.5%	1.6%	—%	100.0%

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. For the year ended December 31, 2009, the Company had domestic loan CDOs with actual cost of $27 million, carrying value of $26 million, and fair value of $25 million. For the year ended December 31, 2008, the Company had domestic loan CDOs with actual cost of $2 million, carrying value of $1 million, and fair value of $1 million.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $18 million and fair value of $18 million as of December 31, 2009. These investments had actual cost of $21 million and fair value of $17 million as of December 31, 2008.

The following table shows the percentage by statement value of commercial mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2007	22.8%	—%	—%	—%	—%	22.8%
2006	35.2	1.1	—	—	—	36.3
2005 and prior	40.9	—	—	—	—	40.9

Total	98.9%	1.1%	—%	—%	—%	100.0%

Note: No loans are held with a 2008 or 2009 origination date.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2007	20.5%	—%	—%	—%	—%	20.5%
2006	31.6	1.0	—	—	—	32.6
2005 and prior	46.9	—	—	—	—	46.9

Total	99.0%	1.0%	—%	—%	—%	100.0%

b.	Mortgage loans

Mortgage loans are comprised of residential mortgage loan pools with carrying values of $8 million as of December 31, 2009 and $9 million as of December 31, 2008. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2009 and 2008, the Company had no direct subprime exposure through the purchases of unsecuritized whole-loan pools.

As of December 31, 2009 and 2008, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2009			December 31, 2008
	Low	High	Weighted Average	Low	High	Weighted Average
Residential mortgage loan pools	5.7%	7.3%	6.4%	5.6%	7.1%	6.5%

During the years ended December 31, 2009 and 2008, the Company did not purchase any residential mortgage loan pools.

As of December 31, 2009 and 2008, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2009 or 2008.

There was no interest income on impaired loans as of December 31, 2009 or 2008.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2009 or 2008.

There was no valuation allowance as of December 31, 2009 or 2008. Any increases in the valuation allowance would be recorded as unrealized capital losses in shareholder’s equity.

Geographical concentration is considered prior to the purchase of residential mortgage loan pools. Shareholder’s equity was not materially impacted by the geographical concentrations for the years ended December 31, 2009 or 2008.

c.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Bonds	$7	$8	$10
Policy loans	6	5	5
Cash, cash equivalents and short-term investments	1	2	1

Net investment income	$14	$15	$16

d.	Net realized capital gains and losses

Net realized capital losses after tax and transfer to the IMR, primarily related to bond OTTI, were $2 million for the year ended December 31, 2009, $4 million for the year ended December 31, 2008, and $3 million for the year ended December 31, 2007. There were less than $1 million of gains and losses from sales through December 31, 2009, 2008, and 2007.

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a nonadmitted asset of less than $1 million as of December 31, 2009 and 2008.

Refer to Note 2p. “Interest maintenance reserve” for information on the Company’s policy for IMR.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bond impairments were comprised of the following:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Structured and loan-backed securities
Alt-A RMBS	$(1)	$(1)	$(1)
Subprime RMBS	(2)	(2)	(1)
Prime RMBS	—	—	—

Total structured and loan-backed securities	(3)	(3)	(2)
Corporate bonds	—	(1)	(1)

Total bonds	$(3)	$(4)	$(3)

Loan-backed and structured securities

For the first two quarters of 2009, statutory OTTI of structured and other loan-backed securities were based on undiscounted cash flow models which produced $1 million of impairments, significantly less than impairing to fair value which was the method used in the first two quarters of 2008. As discussed in Note 3 “New accounting standards,” the Company adopted a new accounting standard for determining whether or not an impairment is other than temporary for structured and loan-backed securities. The effect of adopting the new standard, as of July 1, 2009, was a decrease of less than $1 million in the book value of associated bonds. This adjustment was recorded in surplus as a cumulative effect of an accounting change.

The following table contains loan-backed and structured securities that recognized OTTI through the six months ended December 31, 2009 as described in Note 2t. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” classified on the following bases for recognizing OTTI (in millions):

Period from July 1, 2009 through December 31, 2009
Reason for impairment	OTTI

Intent to sell	$—
Inability or lack of intent to retain for a period of time sufficient to recover amortized cost basis	—
Present value of cash flows expected to be collected is less than amortized cost basis	(2)

Total	$(2)

Refer to Note 15 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with a recognized OTTI for noninterest related declines for which a nonrecognized interest related impairment remains.

e.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive. The Company had credit default swaps with a net fair value and a corresponding absolute notional value of less than $1 million as of December 31, 2009 and 2008. There were no realized gains on closed contracts and unrealized gains on open contracts were less than $1 million for the years ended December 31, 2009, 2008 and 2007.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. There was no collateral pledged by the counterparties as of December 31, 2009 and 2008. Market value exposure at risk, in a net gain position, net of offsets and collateral was less than $1 million as of December 31, 2009 and 2008. The Company’s net amount at risk including interest on collateral on the full market value used to settle with counterparties was less than $1 million as of December 31, 2009 and 2008. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices. As of December 31, 2009, the remaining life of the notional amounts by contractual maturity was greater than one year but less than or equal to five years.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2009		2008
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$164	$160	$144	$126
Mortgage loans	8	7	9	9
Policy loans	99	99	97	97
Cash, cash equivalents and short-term investments	(3)	(3)	36	36

Financial liabilities:
Investment-type insurance contracts:
Individual annuity investment contracts	3	4	4	4
Supplementary investment contracts	2	2	1	1

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 16.2% of the total fair value of bonds as of December 31, 2009 and 22.2% as of December 31, 2008.

Fair value hierarchy

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes depreciation and amortization estimates. Investments which are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the market value. For contracts with longer durations, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Nonparticipating deferred annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

For the year ended December 31, 2009, there were no significant changes to the Company’s valuation techniques.

Assets that are carried at fair value on a recurring basis are marked to market at regular intervals and exclude NAIC category 6 rated bonds. The following tables present the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2009
	Level 1	Level 2	Level 3	Netting	Total
	(In Millions)
Financial assets:
Separate account assets (1)	$854	$2,216	$26	$—	$3,096

(1)	Book value separate accounts of $944 million are not carried at fair value and market value separate account assets of $15 million are not carried at fair value.

	December 31, 2008
	Level 1	Level 2	Level 3	Netting	Total
	(In Millions)
Financial assets:
Cash equivalents and short-term investments	$—	$38	$—	$—	$38
Separate account assets (1)	721	2,220	2	—	2,943

Total financial liabilities carried at fair value	$721	$2,258	$2	$—	$2,981

(1)	Book value separate accounts of $909 million are not carried at fair value and market value separate account assets of $11 million are not carried at fair value.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assets that are carried at fair value on a non-recurring basis are marked to market at the time of a specified event. The only bonds held by the Company designated as NAIC 6 which are carried at fair value on a non-recurring basis are categorized as industrial and miscellaneous. None of these bonds are categorized as Level 1 and less than $1 million are categorized as Level 2 and Level 3 for a total of less than $1 million. These bonds are carried at the lower of amortized cost or market or fair value.

The following tables present changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis, excluding NAIC category 6 rated bonds:

	Balance 12/31/2008	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfers into (out of) Level 3	Balance 12/31/2009
	(In Millions)
Financial assets:
Separate account assets	$2	$—	$2	$9	$13	$26

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfers into (out of) Level 3	Balance 12/31/2008
	(In Millions)
Financial assets:
Separate account assets	$53	$—	$—	$(51)	$—	$2

6.	Related party transactions

The following transactions are between the Company and related parties.

As of December 31, 2009 and 2008, the Company reported less than $1 million as amounts due from subsidiaries and affiliates and $3 million as amounts due to subsidiaries and affiliates. Terms require settlement of these amounts within 30 to 90 days.

The Company has a modified coinsurance (“Modco”) quota-share reinsurance agreement with MassMutual where the Company cedes 100% of the premium on new issues of bank owned life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.47% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $20 million in 2009, $32 million in 2008 and $35 million in 2007, and it was not exceeded in any of the years.

The Company has a quota-share reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $5 million and $2 million due from MassMutual as of December 31, 2009 and 2008, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Premium income (expense) ceded, related to:
Quota-share reinsurance agreements	$(9)	$(9)	$(8)

Modified coinsurance adjustments ceded, included in fees and other income (expense)	(14)	(17)	(17)

Expense allowances on reinsurance assumed, included in fees and other income (expense), related to:
Modified coinsurance agreements	3	3	2

Policyholders’ benefits ceded, related to:
Modified coinsurance agreements	8	9	7
Quota-share reinsurance agreements	4	9	5

Experience refunds received, related to:
Modified coinsurance agreements	—	3	7

The Company has an agreement where MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $12 million, $11 million and $10 million in 2009, 2008, and 2007, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

7.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term or modified coinsurance basis.

Refer to Note 6 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

If all reinsurance agreements were terminated by either party as of December 31, 2009, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $20 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Direct premium	$62	$70	$68
Less: Premium ceded	(24)	(22)	(17)

Total net premium	$38	$48	$51

Reinsurance recoveries
Ceded	$27	$28	$32

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2009	2008
	(In Millions)

Reinsurance reserves ceded	$(37)	$(38)

Amounts recoverable from reinsurers	6	6

As of December 31, 2009, two reinsurers each accounted for 20% of the outstanding reinsurance recoverable balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2009		2008
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)

Variable life	$112	3.0% - 5.5%	$107	3.0% - 5.5%
Individual annuities	3	5.0% - 7.3%	1	5.0% - 7.3%

Total	$115		$108

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $2 million and $1 million as of December 31, 2009 and 2008, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2009 and 2008.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as guaranteed minimum death benefits (“GMDBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following table shows the liabilities for guaranteed minimum death benefits as required by the actuarial guidelines (in millions):

December 31, 2007	$—
Incurred guarantee benefits in 2008	4
Paid guarantee benefits in 2008	(1)

December 31, 2008	3
Incurred guarantee benefits in 2009	(1)
Paid guarantee benefits in 2009	—

December 31, 2009	$2

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2009			December 31, 2008
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)

GMDB	$64	$27	68	$62	$40	64

Account balances of variable annuity contracts with GMDB guarantees are summarized in the table below:

	December 31,
	2009	2008
	(In Millions)

Separate account	$63	$61
Company’s general investments	1	1

Total	$64	$62

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Federal income taxes

As discussed in Note 3 “New accounting standards,” the Company adopted new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. This guidance is effective for 2009 Annual Statements and 2010 interim and Annual Statements. The cumulative effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of $4 million.

The net deferred tax asset, (“DTA”) or net deferred tax liability, (“DTL”) recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2009			2008
	Ordinary	Capital	Total	Total	Change
	(In Millions)
Total gross DTAs	$14	$10	$24	$24	$—
Statutory valuation allowance adjustment	—	—	—	—	—

Total adjusted gross DTAs	14	10	24	24	—
Total gross DTLs	—	—	—	—	—

Net DTA(L)	14	10	24	24	—
Total DTAs nonadmitted	(6)	(10)	(16)	(19)	3

Net admitted DTA	$8	$—	$8	$5	$3

As permitted under the new guidance, the Company has chosen to admit deferred tax assets for the current reporting period in accordance with the NAIC approved revisions effective for 2009 and 2010. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2009
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 1 year:
Federal income taxes that can be recovered	$2	$1	$3
Remaining adjusted gross DTAs expected to be realized within 1 year	1	—	1
Total gross DTLs	—	—	—

Total admitted DTA realized within 1 year	3	1	4

Admitted DTA 3 years:
Federal income taxes that can be recovered	2	1	3
Remaining adjusted gross DTAs expected to be realized within 3 years	5	—	5
Total gross DTLs	—	—	—

Total admitted DTA realized within 3 years	7	1	8

Increase in net admitted DTA 1 year versus 3 years	$4	$—	$4

The Company’s authorized control level risk based capital is $3 million and total adjusted capital is $158 million. Total admitted assets and statutory surplus at December 31, 2009 were $4 billion and $156 million respectively. Admitted assets and statutory surplus increased by $4 million as disclosed in the previous table.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$4	$(3)
Federal income tax expense (benefit) on net realized capital gains (losses)	—	—

Total federal and foreign income tax expense (benefit)	$4	$(3)

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2009	2008	Change
	(In Millions)
DTAs:
Policy acquisition costs	$12	$14	$(2)
Investment items	10	8	2
Reserve items	1	1	—
Other	1	1	—

Total DTAs	24	24	—
Nonadmitted DTAs	(16)	(19)	3

Admitted DTAs	8	5	3

DTLs:
Total DTLs	—	—	—

Net admitted DTA	$8	$5	$3

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment.

The change in net deferred income taxes before the exclusion of amounts nonadmitted, less the deferred tax portions of the components of the Statutory Statements of Changes in Surplus shown below which are reported net of taxes, results in the reported change in net deferred income taxes.

	Years Ended December 31,
	2009			2008
	Ordinary	Capital	Total	Total
	(In Millions)
Net DTA(L)	$(2)	$2	$—	$(2)

Change in net deferred income taxes	$(2)	$2	$—	$(2)

As of December 31, 2009, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Provision computed at statutory rate	$4	$2
Investment items	—	(3)

Total statutory income tax expense (benefit)	$4	$(1)

Federal and foreign income tax expense (benefit)	$4	$(3)
Change in net deferred income taxes	—	2

Total statutory income tax expense (benefit)	$4	$(1)

During the years ended December 31, 2009 and 2008, the Company received refunds of federal income taxes in the amount of $4 million and $3 million respectively from its parent in accordance with the provisions of the written tax allocation agreement. In 2007, the Company paid federal income taxes in the amount of $30 million. Federal income taxes paid in prior years that will be available for recovery of the current year or future net losses are as follows: $3 million in 2007 and $6 million in 2006.

The Company is included in a consolidated U.S. federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies generally are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities in order to provide users of financial statements more information regarding potential liabilities. For statutory purposes, the NAIC is still evaluating this disclosure requirement. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2009	$1
Gross change related to positions taken in prior years	—
Gross change related to positions taken in current year	—
Gross change related to settlements	—
Gross change related to lapse of statutes of limitations	—

Balance, December 31, 2009	$1

Included in the liability for unrecognized tax benefits as of December 31, 2009, is $1 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2009 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes.

The Internal Revenue Service (“IRS”) has completed its examination of the years 2001 - 2003. The IRS is currently auditing the years 2004 and 2005. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2009 and 2008, the Company had no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. The American Recovery and Reinvestment Act of 2009, enacted in February 2009, provided a one year extension of the 50% first year bonus depreciation. In addition, a deferral of up to five years is provided for income from reacquisition of business debt at a discount for 2009 and 2010. The Worker, Homeownership, and Business Assistance Act, enacted in November 2009, allows life insurance companies to carryback losses from operations in one taxable year beginning after December 31, 2007 and beginning before January 1, 2010, for up to five years, instead of three years as previously allowed. The amount of the loss that can be carried back to the fifth preceding year is limited to 50% of the taxable income for that year. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

10.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $9 million of shareholder’s equity is available for distribution to the shareholder in 2010 without prior regulatory approval. In 2009, the Company paid $45 million in dividends to its parent, C.M. Life, after obtaining regulatory approval.

11.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors, as well as purchasing credit default swaps to transfer some of the risk.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other-than-temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security.

Fair values resulting from internal models are those expected to be received in an orderly transaction between market participants at the financial statement date. The fair values of residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI and estimates of fair values given the underlying dynamics of the market and the expected performance of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, the downturn of the economy and the real estate market and high levels of unemployment will likely result in continued defaults and ultimately, additional recognition of OTTI.

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by RMBS that began in 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in structured products that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment and the resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity that began in the fourth quarter of 2008 has improved. This positive trend has led to improved prices beginning at the end of the second quarter and continuing into the fourth quarter. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and was impacted by the recent illiquid credit market environment, which made it difficult to obtain readily determinable prices for RMBS and other investments, including leveraged loan exposure. Further deterioration of market conditions, high levels of unemployment, and related management judgments of OTTI and fair value could negatively impact the Company’s results of operations, surplus, and the disclosed fair value.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009, the Company had paid $9 million resulting from this settlement.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2009 are illustrated below:

	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$1	2%
At fair value	64	94

Subtotal	65	96
Subject to discretionary withdrawal:
At book value without fair value adjustment	1	2
Not subject to discretionary withdrawal	2	2

Total	$68	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2009 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$3
Liabilities for deposit-type contracts	2

Subtotal	5
Separate Account Annual Statement:
Annuities	63

Total	$68

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

The Company has guaranteed separate accounts classified as nonindexed which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2009 is as follows:

	Guaranteed Less than/ Equal to 4%	Non Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2009	$—	$58	$58

Reserves at December 31, 2009:
For accounts with assets at:
Fair value/market value	$2,119	$964	$3,083
Amortized cost/book value	916	—	916

Subtotal	3,035	964	3,999
Nonpolicy liabilities	9	47	56

Total	$3,044	$1,011	$4,055

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$—	$964	$964
At book value without market value adjustment and current surrender charge of less than 5%	3,035	—	3,035

Subtotal	3,035	964	3,999
Nonpolicy liabilities	9	47	56

Total	$3,044	$1,011	$4,055

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$58	$66	$73
Transfers from separate accounts	(66)	(74)	(117)

Net transfers to (from) separate accounts	$(8)	$(8)	$(44)

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Subsequent events

The Company has evaluated subsequent events through February 19, 2010, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

14.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2009 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 99%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Impairment listing for loan-backed and structured securities

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value

05948XR52	$209,273	$—	$209,273	$40,279	$(168,994)	$40,279	$82,906
06050HKY3	50,502	28,694	79,196	81,367	2,171	81,367	25,383
07384MS60	95,249	(13,457)	81,792	81,471	(321)	81,471	69,936
1248RHAD9	586,470	67,183	653,653	539,400	(114,253)	539,400	329,630
12667GR62	243,100	(15,340)	227,760	224,965	(2,795)	224,965	131,831
12667GS20	331,276	(16,081)	315,195	311,970	(3,225)	311,970	174,673
12667GWF6	493,975	(36,630)	457,345	433,300	(24,045)	433,300	223,869
126684AC3	467,325	7,432	474,758	316,406	(158,351)	316,406	330,629
12669EH33	24,752	—	24,752	24,318	(434)	24,318	18,215
12669FP23	71,130	(8,233)	62,897	42,635	(20,263)	42,635	58,975
12669FVD2	133,808	(8,412)	125,396	122,477	(2,919)	122,477	115,481
12669FW82	106,473	(1,352)	105,121	104,370	(752)	104,370	72,008
22541NBT5	247,322	101,410	348,733	327,029	(21,703)	327,029	195,153
22541NFL8	411,061	(10,464)	400,597	400,597	—	400,597	372,977
22541QJR4	196,583	150,860	347,443	101,471	(245,972)	101,471	145,906
23332UAC8	85,617	(982)	84,635	84,505	(130)	84,505	49,738
251510FB4	157,734	(6,323)	151,411	137,984	(13,427)	137,984	101,796
40431KAE0	165,142	(5,757)	159,385	128,250	(31,135)	128,250	116,051
41161PFR9	78,605	(2,135)	76,470	76,455	(15)	76,455	53,490
41161PQU0	416,682	(14,283)	402,399	395,514	(6,885)	395,514	229,197
45254NKD8	99,150	—	99,150	98,748	(403)	98,748	70,885
45254NPU5	268,369	(2,589)	265,780	265,578	(202)	265,578	151,941
45660LCN7	170,228	(10,756)	159,473	158,216	(1,257)	158,216	76,872
45660NQ24	51,377	(3,114)	48,264	48,274	10	48,274	36,694
45660NT96	12,342	—	12,342	12,194	(148)	12,194	7,746
46412AAD4	288,126	(22,487)	265,640	264,000	(1,640)	264,000	237,721
576433GW0	97,465	—	97,465	71,697	(25,768)	71,697	24,617
61750FAE0	141,946	1,012	142,959	109,625	(33,334)	109,625	87,404
61755FAE5	7,149	(5,161)	1,988	1,280	(708)	1,280	7,906
65106FAG7	107,753	(7,444)	100,309	18,500	(81,809)	18,500	62,741
669884AF5	45,262	(38,415)	6,847	1,350	(5,497)	1,350	2,440
68383NCA9	421,415	(7,492)	413,923	403,752	(10,171)	403,752	270,309
75406AAB5	415,809	(5,602)	410,207	397,776	(12,431)	397,776	305,156
75971EAK2	51,519	(11,349)	40,170	17,850	(22,320)	17,850	49,506
76110GG62	630,035	(7,589)	622,446	622,446	—	622,446	480,866
76110GG70	418,944	(40,502)	378,442	378,556	114	378,556	323,763
76110GJ85	557,177	(10,830)	546,348	518,319	(28,029)	518,319	432,918
76110GZQ7	379,842	(4,214)	375,628	375,628	0	375,628	326,567
76110GZR5	293,962	(2,791)	291,171	291,220	49	291,220	261,048
79549ASM2	99,953	—	99,953	101,744	1,790	101,744	67,962
79549AYA1	77,371	112,842	190,212	188,982	(1,231)	188,982	86,302
80557BAC8	816,525	(12,518)	804,007	541,374	(262,633)	541,374	318,850
86358RL88	54,882	(7,239)	47,643	47,643	—	47,643	31,186
86358RLG0	38,415	19,942	58,357	59,902	1,545	59,902	27,082
86358RUR6	8,649	23,285	31,934	1,924	(30,011)	1,924	5,768
86359A6A6	268,863	—	268,863	119,256	(149,607)	119,256	188,774
86359AEH2	100,827	45,507	146,334	99,725	(46,610)	99,725	20,856
86359ANH2	63,175	—	63,175	62,122	(1,053)	62,122	45,912
984582AA4	211,220	(4,682)	206,538	170,059	(36,478)	170,059	168,660
984582AB2	11,006	(5,988)	5,018	1,991	(3,027)	1,991	9,641

Totals	$10,780,837	$207,960	$10,988,797	$9,424,493	$(1,564,305)	$9,424,493	$7,085,933

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of MML Bay State Life Insurance Company, establishing the Separate Account — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of Underwriting and Servicing Agreement dated as of May 1, 1996 between MML Distributors, LLC and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 033-82060, as filed with the Commission as an exhibit on April 29, 1996

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

	ii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

	iii.	Form of Accidental Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 033-23126, as filed with the Commission as an exhibit on December 21, 2006

	iv.	Form of Waiver of Monthly Charges Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 033-23126, as filed with the Commission as an exhibit on December 21, 2006

	v.	Form of Insurability Protection Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 033-23126, as filed with the Commission as an exhibit on December 21, 2006

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

Exhibit (f)	i.	Amended and Restated Certificate of Incorporation of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

	ii.	By-Laws of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

Exhibit (g)	Form of Reinsurance Contracts — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on July 8, 2002

	i.	Schedule of Reinsurers — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (h)	i.	Participation Agreements:

		a.	MML Series Investment Fund — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

			a1.	MML Series Investment Fund — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			a2.	MML Series Investment Fund — Second Amendment dated as of August 26, 2008 to Participation Agreement dated November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

			a3.	MML Series Investment Fund — Form of Third Amendment dated as of April 9, 2010 to Participation Agreement dated November 17, 2005, as amended — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, file No. 333-150916, as filed on April 27, 2010

		b.	MML Series Investment Fund II — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

			b1.	MML Series Investment Fund II — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			b2.	MML Series Investment Fund II — Second Amendment dated as of August 26, 2008 to Participation Agreement dated as of November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

			b3.	MML Series Investment Fund II — Form of Third Amendment dated as of April 9, 2010 to Participation Agreement dated November 17, 2005, as amended — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, file No. 333-150916, as filed on April 27, 2010

		c.	Oppenheimer Variable Account Funds — Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			c1.	Oppenheimer Variable Account Funds — Amendment No. 1 effective April 3, 2008 to Participation Agreement dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

			c2.	Oppenheimer Variable Account Funds — Amendment No. 2 effective June 6, 2009 to Participation Agreement dated as of May 1, 2006, as amended — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916 as filed with the Commission as an exhibit on or about April 27, 2010

		d.	T. Rowe Price Equity Series, Inc. - Participation Agreement dated as of April 28, 1999 by and among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on April 28, 2008

			d1.	T. Rowe Price Equity Series, Inc. -Amendment effective as of August 1, 2000 to Participation agreement dated as of April 28, 1999 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on April 28, 2008

		ii.	Shareholder Information Agreements

			a.	MML Series Investment Fund — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

			b.	MML Series Investment Fund II — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

			c.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

			d.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney — Incorporated by reference to Post Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-49457, as filed with the Commission as an exhibit on or about April 28, 2010

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 27, 2010, describing MML Bay State Life Insurance Company issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2010

*	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of MML Bay State Life Insurance Company
Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors as referenced above):
Norman A. Smith, Vice President and Controller (principal accounting officer) 1295 State Street Springfield, MA 01111

Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 2 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on April 27, 2010.

Item 29. Indemnification

MML Bay State directors and officers are indemnified under Article V of the by-laws of MML Bay State, as set forth below.

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

“Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (c) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (d) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

MML Bay State Variable Life Separate Account I

MML Bay State Variable Annuity Separate Account 1

Panorama Plus Separate Account

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

MML Series Investment Fund

MML Series Investment Fund II.

(b)	MML Investors Services, Inc. is the principal underwriter for the policies. The following people are officers and directors of MML Investors Services, Inc.:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Diana Perlman	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager	*

Sam Jaberi	Chief Technology Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Douglas Russell	Vice President	**

Wendy Benson	Assistant Vice President, Chief Privacy Officer	*

Matthew Verdi	Assistant Vice President	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Henry McCray	Agency Vice President	1113 Sithean Way Richmond, VA 23233

John Carlson	National Sales Supervisor	*

Maritza Flores	Executive Benefits Supervisor	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Richard Byrne	Variable Annuity Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

Name	Commissions	Other Compensation
MML Distributors, LLC	$0	$22,759
MML Investors Services, Inc.	$557,957	$438,207

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 27 to Registration Statement No. 033-19605 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 26th day of April, 2010.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall
Director, President, and Chief Executive Officer (principal executive officer)
MML Bay State Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 27 to Registration Statement No. 033-19605 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 26, 2010
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 26, 2010
Michael T. Rollings

NORMAN A. SMITH*	Controller (principal accounting officer)	April 26, 2010
Norman A. Smith

MARK ROELLIG*	Director	April 26, 2010
Mark Roellig

MICHAEL R. FANNING*	Director	April 26, 2010
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 26, 2010
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP